Note: Certain portions of this document have been marked "[C.I.]" to indicate that confidential treatment has been requested for this confidential information. The confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

                         AMENDMENT AND EXTENSION OF THE

                                SUPPLY AGREEMENT



     This AMENDMENT AND EXTENSION OF THE SUPPLY AGREEMENT (the "Amendment"), is made as of February 8, 2006 (the "Effective Date") by and between Sirius Laboratories, Inc., an Illinois corporation headquartered at 100 Fairway Drive, Suite 130, Vernon Hills, IL 60061 ("SIRIUS"), and Amide Pharmaceuticals, Inc., a New Jersey corporation with its principal place of business at 101 East Main Street, Little Falls, New Jersey 07424 ("AMIDE"). SIRIUS and AMIDE shall hereinafter be collectively referred to as the "Parties" or individually as a "Party" to this Amendment.

     A. The Parties entered into that certain Supply Agreement dated as of May 18, 2001, as amended, (the "Original Agreement"), pursuant to which AMIDE has been providing to SIRIUS certain manufacturing and supply services and activities related to Nicomide; and

     B. The Parties desire to amend the Original Agreement to adjust certain of the terms and conditions of the Original Agreement, to clarify certain matters relating to the Original Agreement and to extend the term of the Original Agreement, as so amended, in each case pursuant to the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

     1. The phrase "SIRIUS shall not utilize such secondary manufacturing facility unless and until" contained in Section 2.2(c) of the Original Agreement shall be deleted and replaced with the phrase "without limiting any other right or remedy available to SIRIUS at law or in equity, SIRIUS may order Product from such secondary manufacturing facility in such quantities as necessary to maintain such sources of supply for such period of time that Amide cannot deliver Product, but not to exceed twelve (12) weeks beyond the time that Amide has remedied the cause of the non-delivery (i.e., Amide can again meet Sirius' demand or is willing to offer the Product at a Manufacturer's Fee equal to or less than the qualified secondary manufacturing facility), in which case Sirius shall continue to order Product from Amide as specified in Section 2.2 (d)(iii). SIRIUS acknowledges that the manufacturing process and analytical methods developed by Amide shall not be provided to any secondary manufacturer.

     2. The phrase "[c.i.]" in the Section 2.2(e) of the Original Agreement shall be replaced with the phrase "[c.i.]".

     3. Schedule A attached hereto sets forth the Manufacturing Fees provided for in Section 2.7(a) of the Original Agreement which have been renegotiated by the parties and shall beginning with the Effective Date of this Amendment apply pursuant to the terms of Section 2.7(a) of the Original Agreement.

     4. Section 4.2(c) of the Original Agreement (termination if either Party changes ownership) shall be deleted in its entirety and be of no further force or effect.

     5. Section 4.2 (d) of the Original Agreement ([c.i.]) shall be deleted in its entirety and be of no further force or effect.

     6. A new Section 10.3 shall be added to the Original Agreement which shall read as follows:

     "10.3 Ownership of Products. [C.I.] acknowledges and agrees that [C.I.] shall own [c.i.], and any and all [c.i.]. [C.I.] acknowledges and agrees that [c.i.] developed and owns [c.i.] hereunder and [c.i.]."

     7. The following sentence shall be added to the end of Section 12.2 of the Original Agreement which shall read as follows: "In the event of any inconsistency between a term or a condition set forth on a Schedule to this Agreement and a term or a condition set forth the Agreement itself, the term or condition set forth on a Schedule to this Agreement shall govern."

     8. Section 12.15 of the Original Agreement (Right to Purchase Product Formulation) shall be deleted in its entirety and be of no further force or effect.

     9. The phrase "; provided however SIRIUS may, without the consent of AMIDE, assign or otherwise transfer this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate or in connection with (1) a sale of all or substantially all of SIRIUS's assets or business to which this Agreement relates; (2) a merger, reorganization or consolidation involving SIRIUS in which the stockholders of SIRIUS immediately prior to such transaction cease to own collectively [c.i.] or more of the voting equity securities of a successor entity; or (3) the acquisition of [c.i.] or more of the voting equity securities of SIRIUS by a person or group of persons acting in concert; provided that in each case notwithstanding the foregoing, AMIDE's consent shall be required where assignment is to an entity which is a direct competitor of AMIDE engaged in the manufacture of generic solid oral dose products" shall be added and inserted into Section 12.4 of the Original Agreement (Assignment) following the phrase "will not be unreasonably withheld".

     10. Notwithstanding Section 4.1(a) of the Original Agreement, the Parties agree that the term of the Original Agreement shall continue until three (3) years following the Effective Date unless further extended by mutual agreement or terminated earlier pursuant to the terms of the Original Agreement.

     11. Each of the Parties represents and warrants to the other Party that the Original Agreement is in full force and effect on the Effective Date and that, as of the Effective Date, neither of the Parties is in default in the performance of its obligations under the Original Agreement, nor are there any circumstances that with the passage of time or the giving of notice, or both, could constitute a default under the Original Agreement.

     12. Except as expressly provided above, all terms and conditions of the Original Agreement shall remain in full force and effect and shall apply to this amendment and are incorporated herein by reference as though fully set forth.

         IN WITNESS WHEREOF, the Parties have caused this agreement to be executed by their respective duly authorized officers as of the Effective Date, each copy of which shall for all purposes be deemed to be an original.


Sirius Laboratories, Inc.                Amide Pharmaceuticals, Inc.



By:    /s/ Frank R. Pollard              By:    /s/ Sonal C. Sheppard
       ----------------------                   ----------------------

Name:  Frank R. Pollard                  Name:  Sonal C. Sheppard
       ----------------------                   ----------------------

Title: Vice Chairman                     Title: Director, Legal Affairs
       ----------------------                   -----------------------

                                   Schedule A

                      Nicomide Tablets Pricing Information



Product No.: 235                               Product No.: 235

NDC: 65880-726-05                              NDC: 65880-726-60

Batch Size: [c.i.] tablets                     Batch Size: [c.i.] tablets

Bottle Count: 5                                Bottle Count: 60

Inner casepack: 6 bottles / sample carton      Casepack: 12 bottles / casepack

Outer casepack: 36 cartons / casepack

Price / Bottle: [c.i.]                         Price / Bottle: [c.i.]

                                   Schedule B

                         Formulation and Specifications

Amide Pharmaceutical, Inc.

MPR#:  27802     Rev #: 03  Effective Date:  12/01/03          Batch #:

Product Name:  Nicomide with Zinc SR Tablets (278)

Batch Size: [c.i.] Tablets


                              MASTER FORMULA SHEE
                              --------------------


BATCH SIZE: [c.i.]                                EXP. DATE

THEO. TABLET WT.: [c.i.]          AVG. WT. RANGE (10 TABS): [c.i.]

Item           RAW MATERIAL NAME      % EXCESS   AMOUNT /       QUANTITY
ID #                                             UNIT (mg)      REQUIRED (Kg)

                    Part - A

0102  [c.i.]                            [c.i.]    [c.i.]           [c.i.]

3089  [c.i.]                                      [c.i.]           [c.i.]

3032  [c.i.]                                      [c.i.]           [c.i.]

3153  [c.i.]                                      [c.i.]           [c.i.]

3046  [c.i.]                                      [C.I.]           [c.i.]

      [c.i.]

               TOTAL WEIGHT OF PART A             [c.i.]            [c.i.]

              TOTAL NET WEIGHT OF PART A          [c.i.]            [c.i.]


PREPARED BY: /s/ H.B.S.        DATE:         APPROVED BY QA DIRECTOR:   DATE:
                               11/25/03
                                             /s/ K.W.                   11/26/03

APPROVED BY MANUFACTURING      DATE:         APPROVED BY VP SCIENTIFIC  DATE:
OPERATIONS DIRECTOR                          AFFAIRS:

/s/ M.P.                       11/25/03      /s/ H.L.                   11/26/03


APPROVED BY REGULATORY         DATE:         ISSUED TO PRODUCTION BY:   DATE:
AFFAIRS DIRECTOR:

/s/ H.B.S.                     11/25/03

Amide Pharmaceutical, Inc.

MPR#:  27802      Rev #:  03     Effective Date:  12/01/03          Batch #:

Product Name:  Nicomide with Zinc SR Tablets (278)

Batch Size:  [c.i.] Tablets


                              MASTER FORMULA SHEET
                              ---------------------


BATCH SIZE:  [c.i.] TABLETS                            EXP. DATE

THEO. TABLET WT.:  [c.i.]                  AVG. WT. RANGE (10 TABS):  [c.i.]

Item           RAW MATERIAL NAME      % EXCESS       AMOUNT /       QUANTITY
ID#                                                 UNIT (mg)      REQUIRED (Kg)
                   Part - B

0062   [c.i.]                                        [c.i.]          [c.i.]

0043   [c.i.]                          [c.i.]        [c.i.]          [c.i.]

0029   [c.i.]                          [c.i.]        [c.i.]          [c.i.]

3059   [c.i.]                                        [c.i.]          [c.i.]

3059   [c.i.]                                        [c.i.]          [c.i.]

3053   [c.i.]                                        [c.i.]          [c.i.]

               TOTAL WEIGHT OF PART B                [c.i.]          [c.i.]

               TOTAL NET WEIGHT OF PART
               A + B                                 [c.i.]          [c.i.]


PREPARED BY: /s/ H.B.S.     DATE:       APPROVED BY QA DIRECTOR:        DATE:
                            11/25/03
                                        /s/ K.W.                        11/26/03

APPROVED BY MANUFACTURING   DATE:       APPROVED BY VP SCIENTIFIC       DATE:
OPERATIONS DIRECTOR                     AFFAIRS:

/s/ M.P.                    11/25/03    /s/ H.L.                        11/26/03


APPROVED BY REGULATORY      DATE:       ISSUED TO PRODUCTION BY:        DATE:
AFFAIRS DIRECTOR:

/s/ H.B.S.                  11/25/03

Amide Pharmaceutical, Inc.

MPR#:  27802   Rev #:  03  Effective Date:  12/01/03              Batch #:

Product Name:  Nicomide with Zinc SR Tablets (278)

Batch Size:  [c.i.] Tablets


                              MASTER FORMULA SHEET
                              ---------------------

                                     [c.i.]
                                     ------

WEIGHT OF TABLETS/LOAD:  130.0+/-10 KG        COATING SOLUTION/LOAD:  [c.i.]

BATCH SIZE:  [c.i.] TABLETS

Item        RAW MATERIAL NAME           AMOUNT /         QUANTITY
ID #                                    UNIT (mg)        REQUIRED (Kg)

                 PART - C

3078  [c.i.]                             [c.i.]              [c.i.]

3203  [c.i.]                             [c.i.]              [c.i.]

3005  [c.i.]                             [c.i.]              [c.i.]


      [c.i.]

             TOTAL WEIGHT OF PART C      [c.i.               [c.i.]

             TOTAL NET WEIGHT OF
             (PART A + B + C)            [c.i.]              [c.i.]


PREPARED BY: /s/ H.B.S.     DATE:         APPROVED BY QA DIRECTOR:      DATE:
                            11/25/03
                                          /s/ K.W.                      11/26/03

APPROVED BY MANUFACTURING   DATE:         APPROVED BY VP SCIENTIFIC     DATE:
OPERATIONS DIRECTOR                       AFFAIRS:

/s/ M.P.                    11/25/03      /s/ H.L.                      11/26/03


APPROVED BY REGULATORY      DATE:         ISSUED TO PRODUCTION BY:      DATE:
AFFAIRS DIRECTOR:

/s/ H.B.S.                  11/25/03

Amid Pharmaceutical, Inc.

Stability Specification

Product Name:  Nicomide with Zinc SR Tablets

MOI:  [c.i.]                                        Revision#:  01

Description:      Peach colored oval shaped [c.i.] tablet imprinted
                  "Sirius" on one side of the tablet in blue ink.          "792"

Assay:            (MOI # 278, REV #01)

                  [c.i.]                         [c.i.]
                  [c.i.]                         [c.i.]
                  [c.i.]                         [c.i.]

Dissolution:      (MOI #278, REV #01)

                  [c.i.]
                  [c.i.]                         [c.i.]
                  [c.i.]                         [c.i.]
                  [C.I.]                         [c.i.]
                  [c.i.]                         [c.i.]
                  [c.i.]                         [c.i.]
                  [c.i.]                         [c.i.]

                  [c.i.]
                  [c.i.]                         [c.i.]
                  [c.i.]                         [c.i.]
                  [C.I.]                         [c.i.]
                  [c.i.]                         [c.i.]
                  [c.i.]                         [c.i.]
                  [c.i.]                         [c.i.]

                  [c.i.]
                  [c.i.]                         [c.i.]
                  [c.i.]                         [c.i.]
                  [C.I.]                         [c.i.]
                  [c.i.]                         [c.i.]
                  [c.i.]                         [c.i.]
                  [c.i.]                         [c.i.]            [c.i.]
                                                 [c.i.]            [c.i.]
                                                 [c.i.]            [C.I.]
                                                 [c.i.]            [C.I.]


Prepared By: Nilesh Patel                        Effective Date: 6/3/03

Approved By: /s/ T.A.C.                          Effective Date: 6/3/03